UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09141
Eaton Vance Municipal Income Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
November 30
Date of Fiscal Year End
November 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report November 30, 2009

EATON VANCE MUNICIPAL INCOME TRUST

EatonVanceInvestmentManagersEDUCATIONAnnualReportNovember30,2009EATON VANCEMUNICIPALINCOMETRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy“) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Income Trust as of November 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Eaton Vance Municipal Income Trust (the “Trust”) is a closed-end Trust, traded on the New York Stock Exchange under the symbol “EVN,” designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal securities.
Economic and Market Conditions
For the year ending November 30, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued through the first calendar quarter of 2009. After contracting in the last quarter of 2008 and the first two quarters of 2009—declining at annualized rates of 5.4%, 6.4% and 0.7%, respectively—the U.S. economy grew at an annualized rate of 2.2% in the third quarter of 2009, according to the U.S. Department of Commerce.
During the Trust’s fiscal year, the municipal bond market witnessed a significant rebound as demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending November 30, 2009, municipals continued the rally that had begun in mid-December 2008, posting strong returns for the period. The Trust’s benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds with maturities of at least 22 years—gained 22.43% for the period.1
Management Discussion
During the year ending November 30, 2009, the Trust outperformed the Index and its Lipper peer group average by significant margins. Due to its objective of providing tax-exempt income and the historical upward slope of the municipal yield curve, the Trust generally holds longer-maturity bonds relative to the broad market than many of our competitors do. Given the significant price movement at the longer end of the municipal yield curve, management’s bias toward longer maturities was the basis for much of the Trust’s outperformance during the period. Investing across the credit spectrum and making higher allocations to revenue bonds also contributed positively to relative performance.
The Trust generally invests in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during 2009, thus providing the basis for much of the Trust’s outperformance during this fiscal year.
Management employed leverage in the Trust, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Trust’s exposure to its leveraged investments in both up and down markets.
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Trust with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Past performance is no guarantee of future results.

Eaton Vance Municipal Income Trust as of November 30, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
A Note Regarding The Use Of Leverage
The Trust employs leverage through the issuance of Auction Preferred Shares (APS) and/or the use of residual interest bond (RIB) financing.1 The Trust’s APS and RIB percentage leverage as of November 30, 2009, is reflected on page 3. The leverage created by APS and RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).
During the period, the Trust redeemed a portion of its outstanding APS, representing 394 shares and $9,850,000 in liquidation preferences, to reduce the amount of the Trust’s financial leverage. Information relating to these redemptions is contained in Note 2 to the Financial Statements.

[1]	See Note 1H to the Financial Statements for more information on RIB investments.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Municipal Income Trust as of November 30, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Symbol	EVN

Average Annual Total Returns (by market price)

One Year	48.84%
Five Years	-0.01
Ten Years	7.14
Life of Trust (1/29/99)	4.56

Average Annual Total Returns (by net asset value)

One Year	46.43%
Five Years	1.79
Ten Years	6.50
Life of Trust (1/29/99)	4.00

Premium/(Discount) to NAV (11/30/09)	5.90%

Market Yields

Market Yield[2]	7.93%
Taxable-Equivalent Market Yield[3]	12.20
Index Performance4 (Average Annual Total Returns)

Barclays Capital Long (22+) Municipal Bond Index
One Year	22.43%
Five Years	3.98
Ten Years	5.98

Lipper Averages[5] (Average Annual Total Returns)

Lipper General Municipal Debt Funds (Leveraged) Classification (by net asset value)

One Year	29.45%
Five Years	3.50
Ten Years	5.93

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Thomas M. Metzold, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at 11/30/09 is as follows, and the average rating is A-:

AAA	18.6%	BB	2.6%
AA	13.6%	B	7.2%
A	20.9%	CCC	2.0%
BBB	20.7%	Not Rated	14.4%
Trust Statistics7

• Number of Issues:	188
• Average Maturity:	24.3 years
• Average Effective Maturity:	20.5 years
• Average Call Protection:	9.3 years
• Average Dollar Price:	$83.38
• APS Leverage**:	27.0%
• RIB Leverage**:	18.3%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. RIB leverage represents the amount of Floating Rate Notes outstanding at 11/30/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes.
1 Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). 2 The Trust’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period. 3 Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure. 4 It is not possible to invest directly in an Index. The Index’s total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 5 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification (closed-end) contained 57, 56 and 41 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only. 6 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. 7 Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Municipal Income Trust as of November 30, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 180.4%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.7%

$2,950	Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,950,649
2,000	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13	1,312,460

		$4,263,109

Education — 11.6%

$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$9,332,820
1,000	Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	1,096,470
470	Massachusetts Development Finance Agency, (New England Conservatory of Music), 5.25%, 7/1/38	428,020
2,490	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,617,463
2,500	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	2,776,975
10,500	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(1)	10,917,217
1,000	Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,076,900

		$28,245,865

Electric Utilities — 3.5%

$1,300	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.40%, 5/1/29	$558,350
4,865	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	2,993,045
2,310	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,465,994
2,935	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	2,574,201

		$8,591,590

General Obligations — 3.8%

$1,000	Bryan, TX, Independent School District, 4.50%, 2/15/31	$1,002,320
500	Burleson, TX, Independent School District, 5.00%, 8/1/38	517,205
1,525	California, (AMT), 5.05%, 12/1/36	1,332,469
4,000	Michigan Municipal Bond Authority, 9.50%, 8/20/10	3,998,280
2,340	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38(1)	2,394,580

		$9,244,854

Health Care-Miscellaneous — 1.4%

$1,865	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$1,988,910
117	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	116,977
200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	181,036
231	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(2)	235,612
611	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(2)	625,733
232	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(2)	237,343

		$3,385,611

Hospital — 20.5%

$10,000	California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(1)	$10,090,000
3,500	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	3,278,240
3,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	2,806,980
430	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	383,513
1,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,293,812
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,076,796
680	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.35%, 11/15/17	662,014
970	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	842,969
3,280	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,671,665
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	1,921,851

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	$2,039,520
2,500	Mecosta County, MI, (Michigan General Hospital), 6.00%, 5/15/18	2,403,850
3,000	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	2,770,650
2,500	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	2,510,275
1,465	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,348,752
2,930	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,599,935
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,007,850
1,500	St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners, Inc.), 5.25%, 5/15/36	1,335,360
1,390	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.44% to 12/15/09 (Put Date), 9/1/32	1,222,533
1,000	Virginia Small Business Financing Authority, (Wellmont Health), 5.25%, 9/1/37	842,420
1,400	West Orange, FL, Health Care District, 5.80%, 2/1/31	1,384,740
500	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.125%, 8/15/30	433,550

		$49,927,275

Housing — 14.1%

$1,630	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$1,294,823
2,050	California Housing Finance Agency, (AMT), 5.60%, 8/1/38	1,906,562
4,855	California Rural Home Mortgage Finance Authority, (AMT), 5.50%, 8/1/47	2,931,935
4,000	Charter Mac Equity Trust, TN, 6.00%, 5/15/19(2)	4,146,120
2,070	Colorado Housing and Finance Authority, (Birchwood Manor Project), (GNMA), (AMT), 5.50%, 9/20/36	2,109,102
1,425	Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,289,568
1,530	Lake Creek, CO, Affordable Housing Corp., MFMR, 7.00%, 12/1/23	1,529,755
3,948	Muni Mae Tax-Exempt Bond, LLC, 7.50%, 6/30/49(2)	3,661,363
2,485	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,400,137
2,805	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37	2,553,616
3,265	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,887,991
4,185	Pennsylvania Housing Finance Agency, (AMT), 4.70%, 10/1/37	3,754,782
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	2,927,661
1,000	Virginia Housing Development Authority, (AMT), 5.875%, 7/1/35	1,037,690

		$34,431,105

Industrial Development Revenue — 26.6%

$1,640	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,299,110
3,085	Alabama Industrial Development Authority, Solid Waste Disposal, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	1,765,515
4,600	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	4,542,592
1,945	Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19	1,687,832
1,000	Butler County, AL, Industrial Development Authority, (International Paper Co.), (AMT), 7.00%, 9/1/32	1,030,820
3,000	California Pollution Control Financing Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.875%, 11/1/27	3,002,250
1,300	California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.40%, 4/1/25	1,259,076
1,060	Capital Trust Agency, FL, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	764,143
12,000	Cartersville, GA, Development Authority Sewer and Solid Waste Disposal Facility, (Anheuser-Busch Cos., Inc.), (AMT), 5.50%, 3/1/44	10,937,280
2,800	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	1,916,404
2,305	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	1,694,106
1,000	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), 5.60%, 4/1/32	921,080
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,332,550
1,000	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	882,650
1,000	Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,074,580
1,590	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	1,570,825
1,350	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	1,333,757
5,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	4,162,950

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$8,140	New York, NY, Industrial Development Agency, (American Airlines, Inc. -JFK International Airport), (AMT), 7.75%, 8/1/31	$7,660,717
3,500	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.50%, 8/1/28	3,520,615
4,630	Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	3,255,908
650	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.30%, 6/1/23	432,926
2,090	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	1,599,038
6,980	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	6,128,370

		$64,775,094

Insured-Hospital — 14.9%

$2,500	Illinois Finance Authority, (Rush University Medical Center), (NPFG), 5.25%, 11/1/35(3)	$2,348,500
3,250	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41(1)	3,220,263
2,625	Iowa Finance Authority, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,690,861
15,000	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/25	5,625,450
19,165	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/26	6,657,346
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	2,778,178
2,500	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	2,376,275
10,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series I, (AGC), 5.00%, 7/1/38(1)	9,820,396
750	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	736,530

		$36,253,799

Insured-Housing — 0.5%

$1,100	Broward County, FL, Housing Finance Authority, MFMR, (Venice Homes Apartments), (FSA), (AMT), 5.70%, 1/1/32	$1,103,564

		$1,103,564

Insured-Lease Revenue / Certificates of Participation — 2.1%

$2,665	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$2,213,736
3,000	San Diego County, CA, Water Authority, Certificates of Participation, (FSA), 5.00%, 5/1/38(1)	2,911,320

		$5,125,056

Insured-Other Revenue — 3.4%

$4,210	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$708,374
10,325	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/36	2,198,296
8,600	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/37	1,712,604
3,100	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	3,562,179

		$8,181,453

Insured-Special Tax Revenue — 10.7%

$50,000	Metropolitan Pier and Exposition Authority, IL, (FSA), (NPFG), 0.00%, 12/15/38	$9,692,500
34,950	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	6,051,593
3,040	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/35	501,235
5,000	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/38	655,800
5,610	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/40	590,116
3,775	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,414,978
14,850	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	905,256
8,695	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	1,101,917
17,245	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	2,046,119
10,850	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	1,198,600

		$26,158,114

Insured-Student Loan — 6.2%

$4,090	Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$4,250,124
1,000	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	1,044,870

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Student Loan (continued)

$7,940	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	$6,748,285
3,000	New Jersey Higher Education Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	3,159,270

		$15,202,549

Insured-Transportation — 17.4%

$12,425	Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$2,451,080
3,500	Chicago, IL, (O’Hare International Airport), (AMBAC), (AMT), 5.375%, 1/1/32	3,328,430
185	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38	169,032
5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	1,267,420
1,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.625%, 1/1/32	230,490
2,100	Maryland Transportation Authority, (FSA), 5.00%, 7/1/41(1)	2,173,269
3,770	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	3,540,068
3,140	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (FSA), (AMT), 5.25%, 10/1/41	3,050,416
15,000	North Carolina Turnpike Authority, (AGC), 0.00%, 1/1/34	3,351,300
9,820	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	10,167,677
8,990	San Jose, CA, Airport, (AMBAC), (AMT), 5.50%, 3/1/32	8,841,935
2,500	San Jose, CA, Airport, (AMBAC), (BHAC), (FSA), (AMT), 5.00%, 3/1/37	2,420,300
1,610	San Jose, CA, Airport, (AMBAC), (FSA), (AMT), 5.00%, 3/1/37	1,467,289

		$42,458,706

Insured-Water and Sewer — 3.2%

$3,750	Austin, TX, Water and Wastewater, (BHAC), (FSA), 5.00%, 11/15/33(1)	$3,842,850
790	Emerald Coast, FL, Utility Authority Revenue, (FGIC), (NPFG), 4.75%, 1/1/31	770,439
3,250	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	3,154,191

		$7,767,480

Lease Revenue / Certificates of Participation — 2.0%

$4,400	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$4,971,780

		$4,971,780

Nursing Home — 1.2%

$265	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	$260,257
2,735	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	2,560,151

		$2,820,408

Other Revenue — 14.2%

$58,690	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	$2,442,091
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,664,584
1,535	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	1,429,392
7,600	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	5,806,932
2,350	Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	2,132,672
1,500	Mohegan Tribe Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(2)	1,266,300
2,370	New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(1)	2,443,849
5	New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48	5,156
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	96,117
160	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	155,454
360	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	314,219
100	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	81,068
110	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	84,579
8,000	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	6,514,320
4,000	Seminole Tribe, FL, 5.25%, 10/1/27(2)	3,605,000
1,365	Seminole Tribe, FL, 5.50%, 10/1/24(2)	1,278,077
1,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.00%, 2/1/22	964,240
6,905	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	284,210
4,180	Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	2,815,063

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue (continued)

$1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(2)	$1,024,644
175	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	174,200

		$34,582,167

Senior Living / Life Care — 1.7%

$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(4)	$1,743,094
3,240	Logan County, CO, Industrial Development, (TLC Care Choices, Inc.), 6.875%, 12/1/23(4)	2,363,872

		$4,106,966

Special Tax Revenue — 5.0%

$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,259,139
80	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	78,767
500	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	438,495
700	Denver, CO, Urban Renewal Authority, 8.00%, 12/1/24	417,361
210	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	169,766
205	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	143,516
350	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	246,446
305	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.20%, 5/1/35	286,834
220	Heritage Springs, FL, Community Development District, 5.25%, 5/1/26	186,954
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09(5)	94,867
340	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	156,676
140	New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38	60,393
330	North Springs, FL, Improvement District, (Heron Bay), 5.20%, 5/1/27	203,178
560	North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	560,185
970	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	545,324
470	Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	257,781
600	Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	551,952
700	University Square, FL, Community Development District, 6.75%, 5/1/20	702,380
1,780	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,871,296
670	Waterlefe, FL, Community Development District, 6.95%, 5/1/31	670,536
175	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/29	169,519
1,270	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/35	1,157,973

		$12,229,338

Transportation — 11.0%

$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,244,175
915	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/25	650,776
1,845	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/37	1,186,538
1,000	Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	1,007,740
4,000	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), 5.50%, 10/1/36	4,094,280
1,515	North Texas Tollway Authority Revenue, 5.75%, 1/1/38	1,525,620
7,290	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	7,651,778
9,300	Triborough Bridge & Tunnel Authority, NY, 5.00%, 11/15/37(1)	9,505,716

		$26,866,623

Water and Sewer — 3.7%

$1,600	Luzerne County, PA, Industrial Development Authority, Water Facility, (Pennsylvania-American Water Co.), 5.50%, 12/1/39(6)	$1,607,456
3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46	2,808,580

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer (continued)

$4,500	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	$4,695,870

		$9,111,906

Total Tax-Exempt Investments — 180.4%
(identified cost $462,303,977)		$439,804,412

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (49.3)%		$(120,157,279)

Other Assets, Less Liabilities — (31.1)%		$(75,801,356)

Net Assets Applicable to Common Shares — 100.0%		$243,845,777

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

MFMR - Multi-Family Mortgage Revenue

NPFG - National Public Finance Guaranty Corp.

At November 30, 2009, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

New York	15.4%
California	12.8%
Others, representing less than 10% individually	71.8%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2009, 32.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.2% to 13.1% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, the aggregate value of these securities is $16,080,192 or 6.6% of the Trust’s net assets applicable to common shares.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Security is in default and is making only partial interest payments.

(5)	Defaulted matured bond.

(6)	When-issued security.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2009

Assets

Investments, at value (identified cost, $462,303,977)	$439,804,412
Cash	560,976
Interest receivable	7,222,460
Receivable for investments sold	105,000
Deferred debt issuance costs	90,163

Total assets	$447,783,011

Liabilities

Payable for floating rate notes issued	$81,515,000
Payable for when-issued securities	1,600,000
Payable to affiliates:
Investment adviser fee	235,975
Administration fee	67,421
Trustees’ fees	2,117
Interest expense and fees payable	219,081
Accrued expenses	140,361

Total liabilities	$83,779,955

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$120,157,279

Net assets applicable to common shares	$243,845,777

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$224,913
Additional paid-in capital	301,781,199
Accumulated net realized loss	(39,328,963)
Accumulated undistributed net investment income	3,668,193
Net unrealized depreciation	(22,499,565)

Net assets applicable to common shares	$243,845,777

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)

4,806

Common Shares Outstanding

22,491,278

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$10.84

Statement of Operations

For the Year Ended
November 30, 2009

Investment Income

Interest	$24,211,631

Total investment income	$24,211,631

Expenses

Investment adviser fee	$2,348,588
Administration fee	673,954
Trustees’ fees and expenses	12,972
Custodian fee	187,468
Transfer and dividend disbursing agent fees	34,563
Legal and accounting services	120,518
Printing and postage	65,499
Interest expense and fees	882,592
Preferred shares service fee	191,432
Miscellaneous	112,591

Total expenses	$4,630,177

Deduct —
Reduction of custodian fee	$966

Total expense reductions	$966

Net expenses	$4,629,211

Net investment income	$19,582,420

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(16,098,983)
Financial futures contracts	(5,563,445)
Swap contracts	635,121

Net realized loss	$(21,027,307)

Change in unrealized appreciation (depreciation) —
Investments	$66,118,655
Financial futures contracts	2,309,083
Swap contracts	4,120,198

Net change in unrealized appreciation (depreciation)	$72,547,936

Net realized and unrealized gain	$51,520,629

Distributions to preferred shareholders —
From net investment income	$(726,603)

Net increase in net assets from operations	$70,376,446

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	November 30, 2009	November 30, 2008

From operations —
Net investment income	$19,582,420	$18,380,790
Net realized loss from investment transactions, financial futures contracts and swap contracts	(21,027,307)	(6,883,712)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	72,547,936	(101,099,926)
Distributions to preferred shareholders —
From net investment income	(726,603)	(4,438,397)

Net increase (decrease) in net assets from operations	$70,376,446	$(94,041,245)

Distributions to common shareholders —
From net investment income	$(16,875,356)	$(13,895,574)

Total distributions to common shareholders	$(16,875,356)	$(13,895,574)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,731,349	$1,216,140
Issued in connection with tax-free reorganization (see Note 10)	48,359,695	—

Net increase in net assets from capital share transactions	$50,091,044	$1,216,140

Net increase (decrease) in net assets	$103,592,134	$(106,720,679)

Net Assets Applicable to Common Shares

At beginning of year	$140,253,643	$246,974,322

At end of year	$243,845,777	$140,253,643

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$3,668,193	$2,045,502

Statement of Cash Flows

For the Year Ended
Cash Flows From Operating Activities	November 30, 2009

Net increase in net assets from operations	$70,376,446
Distributions to preferred shareholders	726,603

Net increase in net assets from operations excluding distributions to preferred shareholders	$71,103,049
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(164,759,816)
Investments sold	160,780,388
Net accretion/amortization of premium (discount)	(3,085,025)
Amortization of deferred debt issuance costs	12,961
Decrease in interest receivable	257,516
Decrease in receivable for investments sold	4,480,328
Decrease in payable for investments purchased	(12,532,880)
Increase in payable for when-issued securities	1,600,000
Decrease in payable for variation margin on open financial futures contracts	(337,500)
Decrease in payable for open swap contracts	(4,120,198)
Increase in payable to affiliate for investment adviser fee	28,047
Increase in payable to affiliate for administration fee	7,985
Decrease in payable to affiliate for Trustees’ fees	(10,482)
Decrease in interest expense and fees payable	(179,509)
Decrease in accrued expenses	(113,794)
Net change in unrealized (appreciation) depreciation from investments	(66,118,655)
Net realized loss from investments	16,098,983

Net cash provided by operating activities	$3,111,398

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(15,144,007)
Cash distributions paid to preferred shareholders	(738,311)
Liquidation of auction preferred shares	(9,850,000)
Proceeds from secured borrowings	40,115,000
Repayments of secured borrowings	(14,585,000)
Decrease in due to custodian	(2,452,379)
Cash acquired in connection with tax-free reorganization (see Note 10)	104,275

Net cash used in financing activities	$(2,550,422)

Net increase in cash	$560,976

Cash at beginning of year	$—

Cash at end of year	$560,976

Supplemental disclosure of cash flow information:

Noncash operating activities not included herein consist of:
Acquisition of net assets in connection with tax-free reorganization (see Note 10), less cash acquired	$48,255,420

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,731,349
Issuance of shares of the Trust in connection with tax-free reorganization (see Note 10)	48,359,695
Cash paid for interest and fees	$1,055,889

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year (Common shares)	$8.110	$14.370	$15.880	$14.470	$13.950

Income (Loss) From Operations

Net investment income(1)	$0.981	$1.067	$1.076	$1.100	$1.165
Net realized and unrealized gain (loss)	2.648	(6.262)	(1.518)	1.444	0.611
Distributions to preferred shareholders
From net investment income(1)	(0.036)	(0.258)	(0.278)	(0.252)	(0.151)

Total income (loss) from operations	$3.593	$(5.453)	$(0.720)	$2.292	$1.625

Less Distributions to Common Shareholders

From net investment income	$(0.863)	$(0.807)	$(0.790)	$(0.882)	$(1.105)

Total distributions to common shareholders	$(0.863)	$(0.807)	$(0.790)	$(0.882)	$(1.105)

Net asset value — End of year (Common shares)	$10.840	$8.110	$14.370	$15.880	$14.470

Market value — End of year (Common shares)	$11.480	$8.450	$13.300	$16.010	$14.960

Total Investment Return on Net Asset Value(2)	46.43%	(39.72)%	(4.62)%	16.33%	11.56%

Total Investment Return on Market Value(2)	48.84%	(32.13)%	(12.44)%	13.43%	(0.38)%

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,

	2009	2008	2007		2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$243,846	$140,254	$246,974		$272,274	$246,915
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.00%	1.84%	1.71	%(4)	1.76%	1.79%
Interest and fee expense(5)	0.47%	0.73%	1.35%		1.46%	0.95%
Total expenses before custodian fee reduction	2.47%	2.57%	3.06	%(4)	3.22%	2.74%
Expenses after custodian fee reduction excluding interest and fees	2.00%	1.82%	1.70	%(4)	1.75%	1.78%
Net investment income	10.44%	8.45%	7.02%		7.27%	8.08%
Portfolio Turnover	44%	53%	37%		41%	28%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.26%	1.17%	1.14	%(4)	1.17%	1.17%
Interest and fee expense(5)	0.29%	0.47%	0.90%		0.97%	0.62%
Total expenses before custodian fee reduction	1.55%	1.64%	2.04	%(4)	2.14%	1.79%
Expenses after custodian fee reduction excluding interest and fees	1.26%	1.16%	1.14	%(4)	1.17%	1.16%
Net investment income	6.56%	5.40%	4.69%		4.83%	5.27%

Senior Securities:
Total preferred shares outstanding	4,806	4,394	5,240		5,240	5,240
Asset coverage per preferred share(6)	$75,739	$56,919	$72,138		$76,963	$72,128
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000		$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of November 30, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Trust’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Trust’s application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2009, the Trust, for federal income tax purposes, had a capital loss carryforward of $39,676,505 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2011 ($4,036,249), November 30, 2012 ($2,812,831), November 30, 2015 ($1,728,781), November 30, 2016 ($11,985,328) and November 30, 2017 ($19,113,316).

A capital loss carryforward of $4,633,627 included in the amounts above is available to the Trust as a result of the reorganization on May 28, 2009 (see Note 10). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

As of November 30, 2009, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

Eaton Vance Municipal Income Trust as of November 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Trust’s federal tax returns filed in the 3-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. At November 30, 2009, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $81,515,000 and $101,896,096, respectively. The range of interest rates on Floating Rate Notes outstanding at November 30, 2009 was 0.24% to 0.94%. For the year ended November 30, 2009, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees were $47,905,589 and 1.84%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no exposure under shortfall and forbearance agreements as of November 30, 2009.

The Trust may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall

Eaton Vance Municipal Income Trust as of November 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Trust’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Inverse Floaters held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Trust may enter into financial futures contracts. The Trust’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Interest Rate Swaps — The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 10). Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

During the year ended November 30, 2009, the Trust made a partial redemption of its APS at a liquidation price of $25,000 per share. The number of APS redeemed and redemption amount (excluding the final dividend payment) during the year ended November 30, 2009 and the number of APS issued and outstanding as of November 30, 2009 are as follows:

Eaton Vance Municipal Income Trust as of November 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	APS
	Redeemed	Redemption	APS Issued and
	During the Period	Amount	Outstanding

Series A	197	$4,925,000	2,000
Series B	197	4,925,000	2,000
Series C	—	—	806

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at November 30, 2009, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends		Dividend
	Dividend Rates at	Paid to APS	Average APS	Rate
	November 30, 2009	Shareholders	Dividend Rates	Ranges (%)

Series A	0.46%	$342,468	0.69%	0.37–1.76
Series B	0.46	336,352	0.68	0.35–1.72
Series C*	0.45	47,783	0.46	0.35–0.58

*	The Trust issued Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 10).

Beginning February 14, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of November 30, 2009.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended November 30, 2009 and November 30, 2008 was as follows:

	Year Ended November 30,

	2009	2008

Distributions declared from:
Tax-exempt income	$17,535,841	$18,333,165
Ordinary income	$66,118	$806

During the year ended November 30, 2009, accumulated net realized loss was decreased by $994,424, accumulated undistributed net investment income was decreased by $357,770 and paid-in capital was decreased by $636,654 due to differences between book and tax accounting, primarily for accretion of market discount and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$3,675,472
Capital loss carryforward	$(39,676,505)
Net unrealized depreciation	$(22,152,023)
Other temporary differences	$(7,279)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accretion of market discount, swap contracts, the timing of recognizing distributions to shareholders and inverse floaters.

Eaton Vance Municipal Income Trust as of November 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2009, the investment adviser fee and administration fee were $2,348,588 and $673,954, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $164,759,816 and $160,780,388, respectively, for the year ended November 30, 2009.

6   Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended November 30, 2009 and November 30, 2008 were as follows:

	Year Ended November 30,
	2009	2008

Issued pursuant to the Trust’s dividend reinvestment plan	171,495	101,741
Issued in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 10)	5,027,606	—

Net increase	5,199,101	101,741

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$380,441,435

Gross unrealized appreciation	$17,455,544
Gross unrealized depreciation	(39,607,567)

Net unrealized depreciation	$(22,152,023)

8   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Trust adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective December 1, 2008. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Trust may enter into interest rate swap contracts. The Trust may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Trust enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position.

Eaton Vance Municipal Income Trust as of November 30, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Trust did not have any open financial instruments at November 30, 2009.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended November 30, 2009 was as follows:

		Change in
	Realized Gain	Unrealized
	(Loss) on	Appreciation on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures Contracts	$(5,563,445)	$2,309,083
Interest Rate Swaps	635,121	4,120,198

Total	$(4,928,324)	$6,429,281

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and swap contracts, respectively.

The average notional amounts of future contracts and interest rate swaps outstanding during the year ended November 30, 2009, which are indicative of the volume of these derivative types, were approximately $6,923,000 and $14,015,000, respectively.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2009, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$439,804,412	$—	$439,804,412

Total Investments	$—	$439,804,412	$—	$439,804,412

The Trust held no investments or other financial instruments as of November 30, 2008 whose fair value was determined using Level 3 inputs.

10   Reorganization

Prior to the opening of business on May 28, 2009, the Trust acquired the net assets of Eaton Vance National Municipal Income Trust (National Trust) pursuant to an agreement and plan of reorganization approved by the shareholders of the Trust and National Trust. The acquisition was accomplished by a tax-free exchange of 5,027,606 common shares of the Trust for the 4,260,513 common shares of National Trust outstanding on May 27, 2009, and 806 newly-issued Series C APS of the Trust with an aggregate liquidation value of $20,150,000 in exchange for 806 APS of National Trust outstanding on May 27, 2009 and having the same aggregate liquidation value. The aggregate net assets attributable to common shares of the Trust immediately before the acquisition were $167,134,870. The net assets attributable to common shares of National Trust at that date of $48,359,695, including $4,633,627 of accumulated net realized losses and $8,944,514 of unrealized depreciation, were combined with those of the Trust, resulting in combined net assets attributable to common shares of $215,494,565.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Trust as of and for the year ended November 30, 2009, events and transactions subsequent to November 30, 2009 through January 15, 2010, the date the financial statements were issued, have been evaluated by the Trust’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Municipal Income Trust as of November 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 15, 2010

Eaton Vance Municipal Income Trust as of November 30, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Trust designates 99.62% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust’s transfer agent, AST, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders
As of November 30, 2009, our records indicate that there are 351 registered shareholders and approximately 9,117 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Municipal Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty(A) 1/26/63	Class I Trustee	Until 2012. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class III Trustee	Until 2011. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Class I Trustee	Until 2012. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 2 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President, (2005-2008) Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Municipal Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2012. 3 years. Trustee since 1998.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class II Trustee	Until 2010. 3 years. Chairman of the Board since 2007 and Trustee since 2006.	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Robert B. MacIntosh 1/22/57	President	Since 2005	Vice President of EVM and BMR. Officer of 93 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 47 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee.

Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipal Income Trust
Two International Place
Boston, MA 02110

151-1/10	CE-NASRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
The following table presents the aggregate fees billed to the registrant for the fiscal years ended November 30, 2008 and November 30, 2009, by the registrant’s principal accountant, Deloitte & Touche LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	11/30/2008	11/30/2009

Audit Fees	$50,485	$61,883

Audit-Related Fees(1)	$3,915	$3,915

Tax Fees(2)	$7,130	$13,967

All Other Fees(3)	$226	$0

Total	$61,756	$79,765

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended November 30, 2008 and November 30, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/2008	11/30/2009

Registrant	$11,045	$17,882

Eaton Vance(1)	$345,473	$260,717

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Municipal Income Trust
Portfolio Management
Thomas M. Metzold is responsible for the overall and day-to-day management of the Trust’s investments. Mr. Metzold has been an Eaton Vance portfolio manager since 1991 and is a Vice President of Eaton Vance

Management (“EVM”) and Boston Management and Research (“BMR”), an Eaton Vance subsidiary. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

		Total Assets of	Number of Accounts	Total Assets of Accounts
	Number of	All	Paying a Performance	Paying a Performance
	All Accounts	Accounts*	Fee	Fee*
Thomas M. Metzold
Registered Investment Companies	7	$7,830.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Thomas M. Metzold	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipal Income Trust

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh
President
Date: January 15, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer
Date: January 15, 2010

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh
President
Date: January 15, 2010